UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 4, 2026
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INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)
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New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street,	New York,	New York	10019
200 Powder Mill Road,	Wilmington,	Delaware	19803
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:	(212)	765-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (“IFF” or the “Company”), dated August 4, 2026, reporting IFF’s financial results for the quarter ended June 30, 2026.
A live webcast to discuss the Company’s second quarter 2026 financial results will be held on August 5, 2026, at 9:00 a.m. ET. The webcast and accompanying slide presentation may be accessed on the Company’s IR website at ir.iff.com. For those unable to listen to the live webcast, a recorded version will be made available on the Company’s website approximately one hour after the event and will remain available on IFF’s website for one year.
Exhibit 99.1 is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act.
Item 8.01 Other Events
On May 29, 2026, IFF entered into a Purchase Agreement to sell its Food Ingredients business to funds advised by CVC Capital Partners (“the Purchaser”), pursuant to which the Purchaser will purchase substantially all of the assets and assume and acquire certain of the rights and liabilities of IFF or its applicable affiliates that relate to or are used in connection with IFF’s Food Ingredients business (the “Food Ingredients disposal group”). As part of the transaction, IFF has chosen to retain an approximately 10% minority equity interest in the business, permitting continued collaboration and cooperation between IFF and Food Ingredients and allowing IFF and its shareholders to participate in future value creation under its new ownership.
The Food Ingredients disposal group consists of a diversified portfolio across texturants, emulsifiers, plant-based solutions, and other specialty ingredients serving multinational food and beverage customers. The sale of the Food Ingredients disposal group is expected to close by the end of the second quarter of 2027, subject to applicable information and/or consultation requirements and customary closing conditions, including regulatory approvals, where required.
The Company has concluded that the Food Ingredients disposal group met the criteria to be classified as held for sale and that the sale represents a strategic shift that will have a major effect on IFF’s operations and results. Accordingly, for all periods presented, the results of operations of the Food Ingredients disposal group are presented as discontinued operations under U.S. generally accepted accounting principles within Exhibit 99.1 of this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Press Release dated August 4, 2026 of International Flavors & Fragrances Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Michael DeVeau
Name:	Michael DeVeau
Title:	Executive Vice President, Chief Financial Officer
Dated:	August 4, 2026